MASTER
                                    INDENTURE





                                     BETWEEN


                       CRESTAR STUDENT LOAN TRUST _______
                                    AS ISSUER



                                       AND



                       ----------------------------------

                       NOT IN ITS INDIVIDUAL CAPACITY, BUT
                           SOLELY AS INDENTURE TRUSTEE



                           DATED AS OF _______________




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
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                             CROSS-REFERENCE TABLE1
TIA                                                                                          Indenture
Section                                                                                      Section
-------                                                                                      -------
     310  (a)(1)           .............................................................     6.12
          (a)(2)           .............................................................     6.12
          (a)(3)           .............................................................     6.10
          (a)(4)           .............................................................     N.A.2
          (a)(5)           .............................................................     6.12
          (b)              .............................................................     6.8;
                                                                                             6.10; 6.12
          (c)              .............................................................     N.A.
     311  (a)              .............................................................     6.13
          (b)              .............................................................     6.13
          (c)              .............................................................     N.A.
     312  (a)              .............................................................     7.1; 7.2(a)
          (b)              .............................................................     7.2(b)
          (c)              .............................................................     7.2(c)
     313  (a)              .............................................................     6.6
          (b)              .............................................................     6.6
          (c)              .............................................................     10.5
          (d)              .............................................................     6.6
     314  (a)              .............................................................     3.9;
          (b)              .............................................................     3.6
          (c)              .............................................................     10.1
          (d)              .............................................................     2.9; 10.1
          (e)              .............................................................     10.1
          (f)              .............................................................     3.9
     315  (a)              .............................................................     6.1
          (b)              .............................................................     6.5
          (c)              .............................................................     6.1
          (d)              .............................................................     6.1
          (e)              .............................................................     5.13
     316  (a)(1)(A)        .............................................................     5.11
          (a)(1)(B)        .............................................................     5.12
          (a)(2)           .............................................................     N.A.
          (b)              .............................................................     5.7
          (c)              .............................................................     1.1
     317  (a)              .............................................................     5.3
          (b)              .............................................................     3.3
     318  (a)              .............................................................     10.7



   -------------------------
   1 Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.
   2 N.A. means Not Applicable.
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
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                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS AND USAGE...................................................................................1

         Section 1.1. Definitions and Usage.......................................................................1
         Section 1.2. Incorporation by Reference of Trust Indenture Act...........................................1

ARTICLE II THE NOTES..............................................................................................2

         Section 2.1. Form........................................................................................2
         Section 2.2. Execution, Authentication and Delivery......................................................2
         Section 2.3. Notes Issuable in Series and Classes; General Provisions with Respect to Principal and Interest Payments.......................................................................2
         Section 2.4. Denominations...............................................................................4
         Section 2.5. Temporary Notes.............................................................................4
         Section 2.6. Registration; Registration of Transfer and Exchange.........................................4
         Section 2.7. Mutilated, Destroyed, Lost or Stolen Notes..................................................5
         Section 2.8. Persons Deemed Owner........................................................................6
         Section 2.9. Payments of Principal and Interest..........................................................6
         Section 2.10. Cancellation...............................................................................7
         Section 2.11. Authentication and Delivery of Notes.......................................................7
         Section 2.12. Release of Indenture Trust Estate..........................................................9
         Section 2.13. Restrictions on Transfer..................................................................10
         Section 2.14. Book-Entry Notes..........................................................................10
         Section 2.15. Notices to Clearing Agency................................................................11
         Section 2.16. Definitive Notes..........................................................................11

ARTICLE III COVENANTS............................................................................................12

         Section 3.1. Payment to Noteholders.....................................................................12
         Section 3.2. Maintenance of Office or Agency............................................................12
         Section 3.3. Money for Payments to be Held in Trust.....................................................12
         Section 3.4. Existence..................................................................................13
         Section 3.5. Protection of Indenture Trust Estate.......................................................13
         Section 3.6. Opinions as to Indenture Trust Estate......................................................14
         Section 3.7. Performance of Obligations; Servicing of Financed Student Loans............................14
         Section 3.8. Negative Covenants.........................................................................15
         Section 3.9. Annual Statement as to Compliance..........................................................15
         Section 3.10. Issuer May Consolidate, etc., Only on Certain Terms.......................................15
         Section 3.11. Successor or Transferee...................................................................17
         Section 3.12. No Other Business.........................................................................17
         Section 3.13. No Borrowing..............................................................................17
         Section 3.14. Obligations of Master Servicer and Administrator..........................................17
         Section 3.15. Guarantees, Loans, Advances and Other Liabilities.........................................17
         Section 3.16. Capital Expenditures......................................................................17
         Section 3.17. Restricted Payments.......................................................................17
         Section 3.18. Notice of Events of Default...............................................................18
         Section 3.19. Further Instruments and Acts..............................................................18

ARTICLE IV SATISFACTION AND DISCHARGE............................................................................18

         Section 4.1. Satisfaction and Discharge of Indenture....................................................18
         Section 4.2. Application of Trust Money.................................................................19
         Section 4.3. Repayment of Moneys Held by Paying Agent...................................................19

ARTICLE V DEFAULTS AND REMEDIES..................................................................................19

         Section 5.1. Events of Default..........................................................................19
         Section 5.2. Acceleration of Maturity; Rescission and Annulment.........................................20
         Section 5.3. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee..................21
         Section 5.4. Remedies; Priorities.......................................................................22
         Section 5.5. Optional Preservation of the Financed Student Loans........................................24
         Section 5.6. Limitation of Suits........................................................................24
         Section 5.7. Unconditional Rights of Noteholders to Receive Principal and Interest......................24
         Section 5.8. Restoration of Rights and Remedies.........................................................24
         Section 5.9. Rights and Remedies Cumulative.............................................................25
         Section 5.10. Delay or Omission Not a Waiver............................................................25
         Section 5.11. Control by Noteholders....................................................................25
         Section 5.12. Waiver of Past Defaults...................................................................25
         Section 5.13. Undertaking for Costs.....................................................................26
         Section 5.14. Waiver of Stay or Extension Laws..........................................................26
         Section 5.15. Action on Notes...........................................................................26
         Section 5.16. Performance and Enforcement of Certain Obligations........................................26

ARTICLE VI THE INDENTURE TRUSTEE.................................................................................27

         Section 6.1. Duties of Indenture Trustee................................................................27
         Section 6.2. Rights of Indenture Trustee................................................................28
         Section 6.3. Individual Rights of Indenture Trustee.....................................................28
         Section 6.4. Indenture Trustee's Disclaimer.............................................................28
         Section 6.5. Notice of Defaults.........................................................................29
         Section 6.6. Reports by Indenture Trustee to Noteholders................................................29
         Section 6.7. Compensation and Indemnity.................................................................29
         Section 6.8. Replacement of Indenture Trustee...........................................................30
         Section 6.9. Successor Indenture Trustee by Merger......................................................30
         Section 6.10. Appointment of Co-Trustee or Separate Trustee.............................................31
         Section 6.11. Appointment of Custodian..................................................................31
         Section 6.12. Eligibility; Disqualification.............................................................32
         Section 6.13. Preferential Collection of Claims Against Issuer..........................................32

ARTICLE VII NOTEHOLDERS' LISTS AND REPORTS.......................................................................32

         Section 7.1. Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.....................32
         Section 7.2. Preservation of Information; Communications to Noteholders.................................32
         Section 7.3. Fiscal Year of Issuer......................................................................33

ARTICLE VIII ACCOUNTS, DISBURSEMENTS AND RELEASES................................................................33

         Section 8.1. Collection of Money........................................................................33
         Section 8.2. Trust Accounts.............................................................................33
         Section 8.3. General Provisions Regarding Accounts......................................................33

ARTICLE IX SUPPLEMENTAL INDENTURES...............................................................................34

         Section 9.1. Supplemental Indentures Without Consent of Noteholders.....................................34
         Section 9.2. Supplemental Indentures with Consent of Noteholders........................................35
         Section 9.3. Execution of Supplemental Indentures.......................................................36
         Section 9.4. Effect of Supplemental Indenture...........................................................36
         Section 9.5. Conformity with Trust Indenture Act........................................................37
         Section 9.6. Reference in Notes to Supplemental Indentures..............................................37

ARTICLE X MISCELLANEOUS..........................................................................................37

         Section 10.1. Compliance Certificates and Opinions, etc.................................................37
         Section 10.2. Form of Documents Delivered to Indenture Trustee..........................................38
         Section 10.3. Acts of Noteholders.......................................................................39
         Section 10.4. Notices, etc., to Indenture Trustee, Issuer and Rating Agencies...........................39
         Section 10.5. Notices to Noteholders; Waiver............................................................40
         Section 10.6. Alternate Payment and Notice Provisions...................................................40
         Section 10.7. Conflict with Trust Indenture Act.........................................................40
         Section 10.8. Effect of Headings and Table of Contents..................................................40
         Section 10.9. Successors and Assigns....................................................................41
         Section 10.10. Separability.............................................................................41
         Section 10.11. Benefits of Indenture....................................................................41
         Section 10.12. Legal Holidays...........................................................................41
         Section 10.13. Governing Law............................................................................41
         Section 10.14. Counterparts.............................................................................41
         Section 10.15. Recording of Indenture...................................................................41
         Section 10.16. Trust Obligations........................................................................41
         Section 10.17. No Petition..............................................................................42
         Section 10.18. Inspection...............................................................................42
         Section 10.19. Usury....................................................................................43


Exhibit A         Definitions



         MASTER INDENTURE dated as of ___________________, between CRESTAR STUDENT LOAN TRUST _____, a Delaware business trust (the "Issuer"), __________________, as trustee and not in its individual capacity (the "Indenture Trustee").



                              PRELIMINARY STATEMENT


         The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of one or more Series (each a "Series") of its notes (the "Notes") as provided herein. Each Series of such Notes will be issued only under a separate supplement to this Indenture duly executed and delivered by the Issuer and the Indenture Trustee and limited to the amount therein described. All covenants and agreements made by the Issuer herein are for the benefit and security of the holders of the Notes. The Issuer is entering into this Indenture and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         All things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.

                                    ARTICLE I
                              DEFINITIONS AND USAGE
SECTION 1.1.      DEFINITIONS AND USAGE.

         Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not defined herein are defined in Exhibit A to the Transfer and Servicing Agreement, a copy of which is attached hereto (as supplemented to the extent indicated therein, by the provisions of the Terms Supplement for a particular Series) which Exhibit A also contains rules as to usage that shall be applicable herein.

SECTION 1.2.      INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

         Whenever this Indenture refers to a provision of the Trust Indenture Act ("TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes.

         "indenture security holder" means a Noteholder.

         "indenture trustee" or "institutional trustee" means the Indenture Trustee.

         "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                                   ARTICLE II
                                    THE NOTES
SECTION 2.1.      FORM.

         The Notes and the Indenture Trustee's certificate of authentication shall be in substantially the form set forth in an Exhibit to the Terms Supplement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any Terms Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         Each Note shall be dated the date of its authentication. The terms of the Notes are part of the terms of this Indenture.

SECTION 2.2.      EXECUTION, AUTHENTICATION AND DELIVERY.

         The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notesmay be manual or facsimile.

         Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication; and the Indenture Trustee shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.

         Each Note shall be dated as of the date specified in the related Terms Supplement.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

SECTION 2.3.      NOTES ISSUABLE IN SERIES AND CLASSES; GENERAL PROVISIONS WITH
             RESPECT TO PRINCIPAL AND INTEREST PAYMENTS.

         The Notes may, as provided herein, be issued in one or more Series, each of which Series may consist of only one Class of Notes or may be divided into two or more Classes, and shall be designated generally as the "Crestar Student Loan Trust ______ Student Loan Asset Backed Notes" of the Issuer, with such further particular designations added or incorporated in such title for the Notes of any particular Series or Class as the Issuer may determine.

         The principal of each Note shall be payable on the related Legal Final Maturity unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration or otherwise.

         Payments of principal of a Class of Notes of a Series shall be made pro rata among all Outstanding Notes of such Class, without preference or priority of any kind.

         Unless otherwise provided in the Terms Supplement, all payments made with respect to any Note shall be applied first to the interest then due and payable on such Note and then to the principal thereof. Computations of interest accrued on any Note shall be made as provided in the Terms Supplement.

         Interest on the unpaid principal amount of each Outstanding Note of a Class shall be payable on each Payment Date for such Class at the Class Interest Rates applicable to such Note for the related Interest Payment Periods.

         Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Notes, if the Notes of a Series have become or been declared due and payable following an Event of Default and such acceleration of maturity and its consequences have not been rescinded and annulled and the provisions of Section 5.5 are not applicable to such Series, then payments of principal of and interest on such Notes shall be made in accordance with Section 5.4.

         Each Note shall bear upon the face thereof the designation so selected for the Series and Class to which it belongs. All Notes of the same Series and Class shall be identical in all respects except for the denominations and dates thereof. All Notes of all Classes within any one Series at any time Outstanding shall be identical except for differences among the Notes of the different Classes within such Series as specified in the applicable Terms Supplement.

         Each Series of Notes shall be created by a Terms Supplement authorized by the Trust Agreement and establishing the terms and provisions of such Series, specifying the Financed Student Loans and any other property to be included in the Indenture Trust Estate therefor and Granting such Indenture Trust Estate as security for the Series of Notes created thereby. The several Series may differ in respect of any of the following matters:

         (1)      designation of the Series;

         (2)      dating of the Notes of the Series;

         (3) the number of Classes and the maximum aggregate principal amount of Notes of each such Class which may be issued;

         (4) Class Interest Rate for each Class and the method for determining such Class Interest Rate, including the applicable Interest Accrual Periods and Interest Payment Periods;

         (5) Legal Final Maturity on which the final installment of principal of each Class is to be paid;

         (6) place or places for the payment of the final installment of principal or the manner in which Noteholders will be informed of such place or places;

         (7)      denominations;

         (8) whether the Notes of such Series may be authenticated by an Authenticating Agent, and, if so, the Person appointed as Authenticating Agent for such Series;

         (9)      Record Dates and Payment Dates for each Class;

         (10) the amount, if any, to be deposited at the Closing Date in each of the Collection Account, the Expense Account, the Reserve Account, the Pre-Funding Account and any other account;

         (11) the Specified Reserve Account Balance for such Series, the circumstances under which withdrawals from such Reserve Account are permitted or required to be made and whether a Qualified Letter of Credit may be delivered to the Indenture Trustee in lieu of a cash deposit in such Reserve Account, and, if so, the standards applicable to such Qualified Letter of Credit;

         (12) whether any surplus funds in the Collection Account for such Series are required to be used to restore amounts on deposit in the Reserve Account to the Specified Reserve Account Balance;

         (13) any items required to be delivered to the Indenture Trustee on the date of issuance of such Series pursuant to Section 2.11;

         (14) whether or the extent to which Financed Student Loans may be substituted for Financed Student Loans and the conditions relating thereto;

         (15) provisions with respect to terms defined in Exhibit A for which the definitions set forth therein require or permit further specification in the related Terms Supplement or Transfer and Servicing Agreement;

         (16) restrictions, if any, on the transferability of the Notes of such Series;

         (17)     providing for Swap Agreements; and

         (18) any other provisions expressing or referring to the terms and conditions upon which the Notes of that Series are to be issued under this Indenture which are not in conflict with the provisions of this Indenture.

         In authorizing the issuance of any Series, the Issuer shall determine and specify all matters in respect of the Notes of such Series set forth in clauses (1) to (18), inclusive, to the extent applicable, and shall also determine and specify the forms of Notes of such Series, in compliance with the terms of this Article II.

SECTION 2.4.      DENOMINATIONS.

         The Notes shall be issuable only as registered Notes in the denominations prescribed by the terms of the Terms Supplement creating the particular Series.

SECTION 2.5.      TEMPORARY NOTES.

         Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, photocopied, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of the same Series and Class and of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes of the same Series and Class.

SECTION 2.6.      REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

         The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Registrar, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of the same class and a like aggregate principal amount.

         At the option of the Noteholder, Notes may be exchanged for other Notes of any authorized denominations, of the same Series and Class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Restrictions on transfer, if any, of a Series or Class of Notes shall be set forth herein or in the related Terms Supplement.

         Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Noteholder thereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements includes membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other signature guarantee program as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

         No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.5 or 9.6 not involving any transfer.

SECTION 2.7.      MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

         If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Series, tenor, aggregate initial principal amount and Class bearing a number not contemporaneously outstanding; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within 15 days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Noteholder thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the indenture Trustee) connected therewith.

         Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone in accordance with the provisions of this Indenture and the applicable Terms Supplement.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 2.8.      PERSONS DEEMED OWNER.

         Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of, interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

SECTION 2.9.      PAYMENTS OF PRINCIPAL AND INTEREST.

        (a) Any installment of interest or principal payable on any Notes of any Series which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Payment Date by either (i) check mailed to such Person's address as it appears in the Note Register on such Record Date, or (ii) wire transfer in immediately available funds to the account of such Noteholders at a bank or other entity having appropriate facilities therefore, if such Noteholder shall have provided the Note Registrar appropriate written instructions (which may be standing instructions) at least five business days prior to such Payment Date; provided, however, the final installment of principal payable with respect to such Note shall be payable as provided in subsection (b) of this Section 2.9.

        (b) All reductions in the principal amount of a Note (or one or more Predecessor Notes) effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted in such Note. The final installment of principal of each Note shall be payable only upon presentation and surrender thereof on or after the Payment Date therefor to the Indenture Trustee.

        (c) The principal of each Class of Notes shall be payable in installments on each Payment Date as provided in the applicable Terms Supplement. Notwithstanding the foregoing, the entire unpaid principal amount of each Class of Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if either the Indenture Trustee or the Noteholders of the Directing Notes representing not less than a majority of the Outstanding Amount of Directing Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2. All principal payments on each Class of Notes shall be made to the Noteholders of such Class entitled thereto as provided in the applicable Terms Supplement. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

        (d) If the Issuer defaults in a payment of interest on any Class of Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Class Interest Rate in any lawful manner. The Issuer may pay such defaulted interest to the persons who are Noteholders of such Class on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to each Noteholder of such Class a notice that states the special record date and the amount of defaulted interest to be paid.

        (e) Subject to the foregoing provisions of this Section, each Note delivered under this Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note, shall carry the rights to unpaid principal and interest that were carried by such other Note. Any checks mailed pursuant to this Section 2.9 and returned undelivered shall be held in accordance with
Section 3.3.

        (f) Unless otherwise provided in the relevant Terms Supplement, not later than each Payment Determination Date relating to each Payment Date for a Series of Notes, the Administrator shall prepare and deliver to the Issuer, the Eligible Lender Trustee and the Indenture Trustee a statement substantially in the form of Exhibit B to the Standard Terms to Transfer and Servicing Agreement.

SECTION 2.10.     CANCELLATION.

         All Notes surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time, unless the Issuer shall direct by an Issuer Order that they be returned to it and so long as such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

SECTION 2.11.     AUTHENTICATION AND DELIVERY OF NOTES.

         Notes of any one or more Series may from time to time be executed by the Issuer and delivered to the Indenture Trustee for authentication, and thereupon the same shall be authenticated and delivered by the Indenture Trustee, upon Issuer Request and upon receipt by the Indenture Trustee of the following:

       (a) an Issuer Order authorizing the execution, authentication and delivery of such Notes by the Issuer and specifying the Series, the Classes within such Series, the Legal Final Maturity of each Class, the principal amount and the Class Interest Rate and the method of determining such Class Interest Rate, of each Class of such Notes to be authenticated and delivered;

       (b) in case the Notes to be authenticated and delivered are of any Series not theretofore created, an appropriate Terms Supplement, accompanied by an Issuer Order authorizing such Terms Supplement (and, in the case of the first Series to be authenticated and delivered hereunder, authorizing this Indenture), and designating the new Series to be created;

       (c) Opinions of Counsel addressed to the Indenture Trustee substantially to the effect that:

             (i) the Eligible Lender Trustee is an "eligible lender" under the terms of the Higher Education Act and HEAL Act, has corporate power to execute and deliver the Trust Agreement, the Trust Agreement authorizes the Issuer to execute and deliver the Indenture and Terms Supplement relating to such Notes (and, in the case of the first Series to be authenticated and delivered hereunder, this Indenture) and to issue such Notes, and the Issuer has duly taken all necessary action under the Trust Agreement for those purposes;

             (ii)  the Issuer is a Delaware business trust;

             (iii) assuming due execution and delivery thereof by the Indenture Trustee, this Indenture and the related Terms Supplement, as executed and delivered by the Issuer, are the valid, legal and binding obligations of the Issuer, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, and such counsel need express no opinion with respect to the availability of equitable remedies, and the execution of such Terms Supplement is authorized or permitted by
         Section 9.1 of this Indenture;

             (iv) the Series of Notes then applied for, when issued, delivered, authenticated and paid for, will be the valid, legal and binding obligations of the Issuer, entitled to the benefits of this Indenture and the related Terms Supplement, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, and such counsel need express no opinion with respect to the availability of equitable remedies;

             (v) the Issuer has Granted to the Indenture Trustee a lien and first perfected security interest in all of its right, title and interest in each such Financed Student Loan (with priority being based solely on UCC searches conducted, as specified in the opinion and only as to priority over other security interests perfected by UCC filings);

             (vi) such action has been taken with respect to delivery of possession of the Indenture Trust Estate and with respect to the recording and filing of this Indenture, the Terms Supplement for such Series, any other indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements as is necessary to perfect a first priority security interest in the Indenture Trust Estate for such Series, with either the details of such action being recited therein, or the absence of any such action being necessary to make such lien and security interest effective being stated therein; and, with any recording, filing, re-recording and re-filing of this Indenture, the Terms Supplement for such Series, any other indentures supplemental hereto and any other requisite documents and any execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest created by this Indenture and the related Terms Supplements in the Indenture Trust Estate for such Series until April 30 of the year in which the first Opinion of Counsel with respect to such Series is required to be delivered under Section 3.6 being described therein;

             (vii) this Indenture and the Terms Supplement for such Series have been duly qualified under the TIA, or that no qualification of this Indenture or the related Terms Supplement under the TIA is necessary; the execution of the Terms Supplement for such Series requires the requalification of this Indenture under the TIA, or that no requalification of the Indenture under the TIA is necessary by virtue of the execution of such Terms Supplement; and

             (viii) no authorization, approval or consent of any governmental body having jurisdiction over the Issuer which has not been obtained by the Issuer is required for the valid issuance and delivery of the Notes, except such as may be required by the blue sky laws of any jurisdiction in connection with the sale and distribution of the Notes, for which no opinion need be given.

       (d) an Officer's Certificate of the Administrator on behalf of the Issuer stating substantially to the effect that:

             (i) all instruments furnished to the Indenture Trustee in connection with such Notes conform to the requirements of this Indenture and constitute all the documents required to be delivered hereunder for the Indenture Trustee to authenticate and deliver the Notes then applied for;

             (ii) all conditions precedent provided for in this Indenture relating to the authentication and delivery of the Notes applied for have been complied with;

             (iii) the Issuer is not in Default under this Indenture and the issuance of the Notes applied for will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Trust Agreement, any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject;

             (iv) the Issuer is the beneficial owner of each Financed Student Loan securing such Series, has not assigned any interest or participation in any such Financed Student Loan (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant each such Financed Student Loan to the Indenture Trustee; and

             (v) Except with respect to the first Series of Notes, attached thereto are true and correct copies of letters signed by each Rating Agency rating such new Series of Notes confirming that the Notes of such new Series have been rated in the rating category set forth in the applicable Terms Supplement by such Rating Agencies and that the issuance of such new Series will not adversely affect the ratings assigned by such Rating Agencies to any previously issued Series of Notes then Outstanding.

     (e) Unless any of the requirements set forth herein shall be deleted by the related Terms Supplement, an Officer's Certificate of the Administrator on behalf of the Issuer stating that all of the Financed Student Loans and any other assets securing such Series:

             (i) satisfy each of the requirements established for such Financed Student Loans in the related Terms Supplement; and

             (ii) have been endorsed as provided in the Transfer and Servicing Agreement;

       (f) Cash in the amount, if any, required by the terms of the related Terms Supplement to be deposited in the Collection Account and held by the Indenture Trustee and applied in accordance with the terms hereof or as otherwise provided in the related Terms Supplement;

       (g) Cash, Eligible Investments or (if permitted by the related Terms Supplement) a Qualified Letter of Credit or any other assets specified in or permitted by the related Terms Supplement in the respective amounts, if any, required by the terms of the related Terms Supplement to be maintained in the Reserve Account and held by the Indenture Trustee;

       (h)   An executed counterpart of the Terms Supplement; and

     (i) Such other documents, certificates, instruments or opinions as may be reasonably required by the terms of the Terms Supplement creating such Series of Notes.

SECTION 2.12.     RELEASE OF INDENTURE TRUST ESTATE.

         Except as otherwise permitted by Section 11.1 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture and the related Terms Supplement only upon (i) prior confirmation by the Rating Agencies that such release will not cause a reduction or withdrawal of the then current ratings of each Class of Notes and (ii) receipt of an Issuer Request accompanied by an Officer's Certificate of the Issuer, an Opinion of Counsel and Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

SECTION 2.13.     RESTRICTIONS ON TRANSFER.

         THE PROVISIONS OF THIS SECTION SHALL APPLY ONLY TO A CLASS OF NOTES ISSUED IN A TRANSACTION NOT REGISTERED UNDER THE SECURITIES ACT AND NOT EXEMPT PURSUANT TO REGULATION S UNDER THE SECURITIES ACT (the "Non-Registered Notes"). Except as otherwise set forth in the Terms Supplement, the Notes may not be offered or sold except to institutional "accredited investors" (as defined in Rule 501(a) (1) - (3) under the Securities Act and "qualified institutional buyers" as defined in Rule 144A under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act.

         The Non-Registered Notes will not have been registered or qualified under the Securities Act, or any state securities law. No transfer, sale, pledge or other disposition of any Non-Registered Note shall be made unless such disposition is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Indenture Trustee may require, in order to assure compliance with the Securities Act, that the Noteholders' prospective transferee certify to the Indenture Trustee in writing the facts surrounding such disposition. Unless the Indenture Trustee requests otherwise, such certification shall be substantially in the form of Exhibit B hereto. In the event that such certification of facts does not on its face establish the availability of an exemption under the Securities Act, the Trustee may require an opinion of counsel satisfactory to it that such transfer may be made pursuant to an exemption from the Securities Act, which opinion of counsel shall not be an expense of the Indenture Trustee or of the Trust.

         Except as otherwise set forth in a Terms Supplement, each Non-Registered Note will bear a legend substantially to the following effect:

         "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a) (1) - (3) UNDER THE ACT OR A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INSTITUTIONAL ACCREDITED INVESTOR OR QUALIFIED INSTITUTIONAL BUYER, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT.

         THIS NOTE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO (1) EMPLOYEE BENEFIT PLANS, RETIREMENT ARRANGEMENTS, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (2) ENTITIES (INCLUDING INSURANCE COMPANY GENERAL ACCOUNTS) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH PLAN'S ARRANGEMENTS OR ACCOUNT'S INVESTMENT IN SUCH ENTITIES.

SECTION 2.14.     BOOK-ENTRY NOTES.

         Unless otherwise provided in the related Terms Supplement, the Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to DTC, the initial Depository, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Note Owner will receive a Definitive Note (as defined below) representing such Note Owner's interest in such Note, except as provided in Section 2.16. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.16:

         (i) the provisions of this Section shall be in full force and effect;

         (ii) the Indenture Trustee may deal with the Depository for all purposes (including the payment of principal of and interest and other amounts on the Notes) as the authorized representative of the Note Owners;

         (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

         (iv) the rights of Note Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Note Owners and the Depository and/or the Depository Participants pursuant to the Note Depository Agreements. Unless and until Definitive Notes are issued pursuant to Section 2.16, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest and other amounts on the Notes to such Clearing Agency Participants; and

         (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

SECTION 2.15.     NOTICES TO CLEARING AGENCY.

         Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.16, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency.

SECTION 2.16.     DEFINITIVE NOTES.

         Unless the Terms Supplement provides otherwise, and if (i) the Administrator advises the Indenture Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Administrator is unable to locate a qualified successor, or (ii) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Depository or
(iii) after the occurrence of an Event of Default, a Master Servicer Default or an Administrator Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Directing Notes advise the Depository (which shall then notify the Indenture Trustee) in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Note Owners, then the Indenture Trustee will cause the Clearing Agency to notify all Note Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the holders of the Definitive Notes as Noteholders.

                                   ARTICLE III
                                    COVENANTS
SECTION 3.1.      PAYMENT TO NOTEHOLDERS.

         The Issuer will pay or cause to be duly and punctually paid, from the property of the Issuer, the principal of and interest on the Notes of each Series in accordance with the terms of such Notes, this Indenture and the related Terms Supplement and Transfer and Servicing Agreement. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

SECTION 3.2.      MAINTENANCE OF OFFICE OR AGENCY.

         The Issuer will maintain in the Borough of Manhattan, the City of New York, the State of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         The Issuer may also from time to time designate one or more other offices or agencies (in or outside the City of New York) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that (i) no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, the State of New York for the purposes set forth in the preceding paragraph, (ii) presentations or surrenders of Notes for payment may be made only in the City of New York, the State of New York and (iii) any designation of an office or agency for payment of Notes shall be subject to Section 3.3. The Issuer will give prompt written notice to the Indenture Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 3.3.      MONEY FOR PAYMENTS TO BE HELD IN TRUST.

         As provided in Section 8.2(a) and (b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts distributed from the Collection Account or any other Trust Account pursuant to Section 8.2(c) shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so distributed from the Collection Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

         The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

         (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

         (ii) give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

         (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

         (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

         (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Noteholder thereof shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Noteholders whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

SECTION 3.4.      EXISTENCE.

         The Issuer will keep in full effect its existence and rights as a trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence and rights under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Financed Student Loans and each other instrument or agreement included in the Indenture Trust Estate.

SECTION 3.5.      PROTECTION OF INDENTURE TRUST ESTATE.

         The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

            (i) maintain or preserve the lien and security interests (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

            (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture or any Terms Supplement;

            (iii) enforce any of the Indenture Trust Estate; or

            (iv) preserve and defend title to the Indenture Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Indenture Trust Estate against the claims of all persons and parties.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section.

SECTION 3.6.      OPINIONS AS TO INDENTURE TRUST ESTATE.

         On or before April 30 in each calendar year, beginning with the first calendar year commencing more than six months after the Closing Date for a Series, the Administrator, on behalf of the Issuer, shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation on statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 30 in the following calendar year.

SECTION 3.7.    PERFORMANCE OF OBLIGATIONS; SERVICING OF FINANCED STUDENT LOANS.

         (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Indenture Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the related Terms Supplement or Transfer and Servicing Agreement or such other instrument or agreement.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Master Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

         (c) The Issuer will punctually perform and observe in all material respects all its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Indenture Trust Estate, including filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the related Terms Supplement and Transfer and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee.

         (d) Without derogating from the absolute nature of the assignment Granted to the Indenture Trustee under any Terms Supplement or the rights of the Indenture Trustee hereunder, the Issuer agrees that it will not, without the prior written consent of the Noteholders of at least a majority in Outstanding Amount of the Directing Notes of each Series then outstanding, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of (i) any portion of the Trust Estate, or, as applicable, (ii) the Basic Documents, except to the extent otherwise provided herein or in the related Transfer and Servicing Agreement, or waive timely performance or observance by the Master Servicer, the Administrator, the Issuer or the Eligible Lender Trustee under the related Transfer and Servicing Agreement; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders or the Counterparties, or (ii) reduce the aforesaid percentage of the Notes which are required to consent to any such amendment, without the consent of the Noteholders of all the Outstanding Notes and the Counterparties affected thereby. If any such amendment, modification, supplement or waiver should be so consented to by the Indenture Trustee or such Noteholders and the Counterparties, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

SECTION 3.8.      NEGATIVE COVENANTS.

         So long as any Notes are Outstanding, the Issuer shall not:

                 (i) except as expressly permitted by this Indenture or any other Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Indenture Trust Estate, unless directed to do so by the Indenture Trustee;

                (ii) claim any credit on, or make any deduction from the principal of or interest on any of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Indenture Trust Estate;

                  (iii) except as contemplated by the Basic Documents, dissolve or liquidate in whole or in part; or

                  (iv) (A) permit the validity or effectiveness of this Indenture or any Terms Supplement to be impaired, or permit the lien of this Indenture and any Terms Supplement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture and any Terms Supplement) to be created on or extend to or otherwise arise upon or burden the Indenture Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens and other liens that arise by operation of law, in each case arising solely as a result of an action or omission of the related Obligor, and other than as expressly permitted by the Basic Documents) or (C) permit the lien of this Indenture and any Terms Supplement not to constitute a valid first priority (other than with respect to any such tax or other lien) security interest in the Indenture Trust Estate and the Swap Agreement.

SECTION 3.9.      ANNUAL STATEMENT AS TO COMPLIANCE.

         The Administrator, on behalf of the Issuer, will deliver to the Indenture Trustee, on or before April 30 following the first fiscal year of the Issuer that ends more than six months after the Closing Date for a Series, and on or before April 30 of each fiscal year thereafter, an Officer's Certificate of the Issuer stating that:

                  (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officers' supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied, in all material respects, with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance in any material respect of any such condition or covenant, specifying each such default known to such Authorized Officers and the nature and status thereof.

SECTION 3.10.     ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

         (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

             (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and any Terms Supplement on the part of the Issuer to be performed or observed, all as provided herein or therein;

                  (ii) immediately after giving effect to such transaction, no Default shall have occurred and be continuing;

                  (iii) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse federal, Ohio or Delaware state income tax consequence to the Issuer, any Noteholder or any Certificateholder;

                  (iv) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (v) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate of the Issuer and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange
         Act) in all material respects.

              (b) Except as otherwise permitted by the Basic Documents, the Issuer shall not consolidate with or merge into any entity or convey or transfer all or substantially all its properties or assets, including those included in the Indenture Trust Estate, to any Person, unless:

                  (i) the Person that the entity formed by or serving such consolidation or merger or that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein,
         (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders and the Swap Counterparties, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Default shall have occurred and be continuing;

                  (iii) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse federal, Ohio or Delaware state income tax consequence to the Issuer, any Noteholder or any Certificateholder;

                  (iv) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (v) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate of the Issuer and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange
         Act).

SECTION 3.11.     SUCCESSOR OR TRANSFEREE.

         (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture and any Terms Supplement with the same effect as if such Person had been named as the Issuer herein.

          (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), Crestar Student Loan Trust ______ will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery by the Issuer of written notice to the Indenture Trustee stating that Crestar Student Loan Trust ______ is to be so released.

SECTION 3.12.     NO OTHER BUSINESS.

         The Issuer shall not engage in any business other than financing, purchasing, owning, selling, servicing and managing Financed Student Loans and activities incidental thereto.

SECTION 3.13.     NO BORROWING.

         The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes and such other obligations as are authorized under the Basic Documents.

SECTION 3.14.     OBLIGATIONS OF MASTER SERVICER AND ADMINISTRATOR.

         The Issuer shall cause the Master Servicer and the Administrator to comply with the applicable provisions of the Transfer and Servicing Agreement.

SECTION 3.15.     GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES.

         Except as contemplated by the Transfer and Servicing Agreement, this Indenture or any Terms Supplement, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

SECTION 3.16.     CAPITAL EXPENDITURES.

         The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

SECTION 3.17.     RESTRICTED PAYMENTS.

         The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Eligible Lender Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer or the Administrator, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Master Servicer, the Depositor, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders, the Noteholders, and the Administrator as contemplated by, and to the extent funds are available for such purpose under the Transfer and Servicing Agreement and the other Basic Documents.

SECTION 3.18.     NOTICE OF EVENTS OF DEFAULT.

         The Issuer shall give the Indenture Trustee written notice of each Event of Default hereunder and each Default on the part of the Transferor of its obligations under the Transfer and Servicing Agreement, the Master Servicer of its obligations under the Transfer and Servicing Agreement under the Transfer and Servicing Agreement. In addition, the Issuer shall deliver to the Indenture Trustee, within five days after the foregoing notice of Default, written notice in the form of an Officer's Certificate of the Issuer of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.1(iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

SECTION 3.19.     FURTHER INSTRUMENTS AND ACTS.

         Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE
SECTION 4.1.      SATISFACTION AND DISCHARGE OF INDENTURE.

         This Indenture shall cease to be of further effect with respect to the Indenture Trust Estate and the Swap Agreements except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13 and 3.15 of this Agreement, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2), and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

         (a)       either

     (i) all Notes theretofore authenticated and delivered (other than (A) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.7 and (B) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in
Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

                  (ii) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                  (A)     have become due and payable, or

                  (B)     will become due and payable within one year,

         and the Issuer, in the case of (A) or (B) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due on the applicable Legal Final Maturity;

         (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer with respect to such Notes and has paid or caused to be paid all unpaid Trust Swap Payments; and

         (c) in the case of (a)(ii) above, the Issuer has delivered to the Indenture Trustee an Officer's Certificate of the Issuer, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirement of Section 10.l(a) and, subject to Section 10.2, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Notes have been complied with.

SECTION 4.2.      APPLICATION OF TRUST MONEY.
         All moneys deposited with the Indenture Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Noteholders of the particular Notes for the payment of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Transfer and Servicing Agreement or required by law.

SECTION 4.3.      REPAYMENT OF MONEYS HELD BY PAYING AGENT.

         In connection with the satisfaction and discharge of this Indenture with respect to a Series of Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Series of Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                    ARTICLE V
                              DEFAULTS AND REMEDIES
SECTION 5.1.      EVENTS OF DEFAULT.

         "Event of Default," wherever used herein, means, with respect to all Outstanding Notes issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (i) Default in the payment of any Class Interest Amount on any Note or any Trust Swap Payment when the same becomes due and payable, and such Default shall continue for a period of five Business Days; or

         (ii) Default in the payment of the principal of any Note when the same becomes due and payable, and such Default shall continue for a period of five Business Days; or

         (iii) Default in the observance or performance of any covenant or agreement in any material respect of the Issuer made in this Indenture, or the Transfer and Servicing Agreement (other than a covenant or agreement, a Default in the observance or performance of which is specifically dealt with elsewhere in this Section), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such Default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Noteholders of at least 25% of the Outstanding Amount of the Outstanding Directing Notes, a written notice specifying such Default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

         (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Indenture Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (v) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

SECTION 5.2.      ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default should occur and be continuing with respect to any Series of Notes, then and in every such case the Indenture Trustee or Noteholders of Directing Notes representing no less than a majority of the Outstanding Amount of Directing Notes may declare all the Outstanding Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of all the Outstanding Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such a declaration of acceleration of maturity of the Outstanding Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Noteholders of Directing Notes representing a majority of the Outstanding Amount of Directing Notes by written notice to the Issuer and the Indenture Trustee, may, rescind and annul such declaration and its consequences if:

         (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay

                   (A) all payments of principal of and interest on all Outstanding Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                   (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

         (ii) all Events of Default, other than the nonpayment of the principal of the Outstanding Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

SECTION 5.3. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

         (a) The Issuer covenants that if (i) Default is made in the payment of any Class Interest Amount on any Series of Notes when the same becomes due and payable, and such Default continues for a period of five days, or (ii) Default is made in the payment of the principal of or any installment of the principal of any Series of Notes when the same becomes due and payable, and such Default continues for a period of five days, the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Noteholders, the whole amount then due and payable on the Outstanding Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the respective Class Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon any Series of Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon any Series of Notes, wherever situated, the moneys adjudged or decreed to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Indenture Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of such Series of Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

                          and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence, willful misconduct or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Outstanding Notes or the rights of any Noteholder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Outstanding Notes, may be enforced by the Indenture Trustee without the possession of any of the Outstanding Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture
         Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

         (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

SECTION 5.4.      REMEDIES; PRIORITIES.

         (a) If an Event of Default shall have occurred and be continuing in respect of the Outstanding Notes and the Outstanding Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may do one or more of the following:

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Outstanding Notes or under this Indenture with respect to such Notes, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Outstanding Notes moneys adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Indenture Trust Estate securing the Outstanding Notes;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

                  (iv) sell the Indenture Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Indenture Trust Estate following an Event of Default, other than an Event of Default described in Section 5.1(i) or (ii), unless (A) the Noteholders of 100% of the Outstanding Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Outstanding Notes and any Trust Swap Payments for principal and interest or (C) the Indenture Trustee determines that the Indenture Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes and any Trust Swap Payments as they would have become due if the Outstanding Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Noteholders of at least 66-2/3% of the Outstanding Amount of Notes; provided, further, that the Indenture Trustee may not sell or otherwise liquidate the Indenture Trust Estate following an Event of Default, other than an Event of Default described in Section 5.1(i) or (ii), unless (D) the proceeds of such sale or liquidation distributable to the Subordinated Noteholders are sufficient to enable the Indenture Trustee to pay amounts due on the Subordinated Notes (as provided in clauses FOURTH and FIFTH of Section 5.4(b) below), or (E) following notice that the proceeds of such sale or liquidation distributable to the Subordinated Noteholders would be insufficient to pay amounts due on the Subordinated Notes (as provided in clauses FOURTH and FIFTH of Section 5.4(b) below), Subordinated Noteholders of at least a majority of the Outstanding Amount of Subordinated Notes consent thereto. In determining such sufficiency or insufficiency with respect to clauses (B) through (E), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

                          FIRST: to pay (i) an amount equal to Consolidation Loan Fees with respect to the calendar month most recently ended and all overdue Consolidation Loan Fees, and (ii) any amounts due the Indenture Trustee, the Eligible Lender Trustee, and the Delaware Trustee for their respective fees and expenses, and (iii) any amounts due the Servicer and the Administrator for their respective fees and expenses;

                          SECOND: to Senior Noteholders for amounts due and unpaid on the Senior Notes for the Class Interest Amount of each Series for interest and any Trust Swap Payment, ratably, according to the amounts due and payable on each Series;

                          THIRD: to Senior Noteholders for amounts due and unpaid on the Senior Notes of each Series for principal, ratably according to the amounts due and payable on the Senior Notes of each Series for principal;

                          FOURTH: to Subordinated Noteholders for amounts due and unpaid on each Series of Subordinated Notes for the Class Interest Amountfor interest, ratably, according to the amounts due and payable on each Series of Senior Notes for interest;

                          FIFTH: to Subordinated Noteholders for amounts due and unpaid on the Subordinated Notes of each Series for principal ratably according to the amounts due and payable on the Subordinated Notes of each Series for principal;

                          SIXTH: to Senior Noteholders for amounts due and unpaid on the Senior Notes (and thereafter to the Subordinated Noteholders for amounts due and unpaid on the Subordinated Notes), for Carryover Interest; and

                          SEVENTH: to the Issuer, for distribution in accordance with the terms of the Transfer and Servicing Agreement.

         The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

 SECTION 5.5. OPTIONAL PRESERVATION OF THE FINANCED STUDENT LOANS.

         If the Outstanding Notes have been declared to be due and payable under
Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Indenture Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Indenture Trust Estate. In determining whether to maintain possession of the Indenture Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

SECTION 5.6.      LIMITATION OF SUITS.

         No Noteholder of any Series shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) Noteholders of not less than 25% of the Outstanding Directing Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  ((iii) such Noteholder or Noteholders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceeding; and

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Noteholders of a majority of the Outstanding Amount of Directing Notes;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Outstanding Amount of the Directing Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture based upon the larger percentage of Noteholders as of a date certain.

SECTION 5.7. UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

         Notwithstanding any other provisions in this Indenture, any Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

SECTION 5.8.      RESTORATION OF RIGHTS AND REMEDIES.

         If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

SECTION 5.9.      RIGHTS AND REMEDIES CUMULATIVE.

         No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.10.     DELAY OR OMISSION NOT A WAIVER.

         No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

SECTION 5.11.     CONTROL BY NOTEHOLDERS.

         The Noteholders of a majority of the Outstanding Amount of the Directing Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Indenture Trust Estate shall be by the Noteholders of not less than 66-2/3% of the Outstanding Amount of Directing Notes;

                  (iii) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Indenture Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Noteholders of less than 66-2/3% of the Outstanding Amount of Directing Notes to sell or liquidate the Trust Estate shall be of no force and effect;

                  (iv) the Indenture Trustee may take any other action deemed properby the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

SECTION 5.12.     WAIVER OF PAST DEFAULTS.

         Prior to the time a judgment or decree for payment of money due has been obtained as described in Section 5.2, the Noteholders of not less than a majority of the Outstanding Amount of Directing Notes may waive any past Default hereunder and its consequences except a Default (a) in payment when due of principal of or interest on any of the Outstanding Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each Noteholder. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         Upon any such waiver, such Default shall cease but to exist and be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

SECTION 5.13.     UNDERTAKING FOR COSTS.

         All parties to this Indenture agree, not in their individual capacity but solely in their capacity as Indenture Trustee or Eligible Lender Trustee, as applicable, and each Noteholder by such Noteholder's acceptance of any Note shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Outstanding Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note.

SECTION 5.14.     WAIVER OF STAY OR EXTENSION LAWS.

         The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 5.15.     ACTION ON NOTES.

         The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture and each Terms Supplement nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Indenture Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).

SECTION 5.16.     PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS.

         (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Depositor, the Administrator and the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Transfer and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Transfer and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor, the Administrator or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Depositor, the Administrator or the Servicer of each of their obligations under the Transfer and Servicing Agreement.

         (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing) of the Noteholders of 66-2/3% of the Outstanding Amount of the Directing Notes shall exercise all rights, remedies, powers, privileges and claims of the Issuer against the Depositor, the Administrator or the Master Servicer under or in connection with the Transfer and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Depositor, the Administrator or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Transfer and Servicing Agreement and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

SECTION 6.1.      DUTIES OF INDENTURE TRUSTEE.

         (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b)      Except during the continuance of an Event of Default:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and any Terms Supplement and no implied covenants or obligations shall be read into this Indenture or any Terms Supplement against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own bad faith, its own negligent failure to act or its own willful misconduct, except that:

                  (i)     this paragraph does not limit the effect of paragraph
         (b) of this Section;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

         (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c) and (g) of this Section.

         (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Transfer and Servicing Agreement.

         (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity satisfactory to it against any loss, liability or expense is not reasonably assured to it; provided, however, that the Indenture Trustee shall not refuse or fail to perform any of its duties hereunder solely as a result of nonpayment of its normal fees and expenses and further provided that nothing in this Section 6.1(g) shall be construed to limit the exercise by the Indenture Trustee of any right or remedy permitted under this Indenture or otherwise in the event of the Issuer's failure to pay the Indenture Trustee's fees and expenses pursuant to Section 6.7.

         (h) Except as expressly provided in the Basic Documents, the Indenture Trustee shall have no obligation to administer, service or collect the Financed Student Loans or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Financed Student Loans.

         (i) In the event that the Indenture Trustee is the Paying Agent or the Note Registrar, the rights and protections afforded to the Indenture Trustee pursuant to this Indenture shall also be afforded to the Indenture Trustee in its capacity as Paying Agent or Note Registrar.

         (j) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provision of this Section and to the provisions of the TIA.

                  SECTION 6.2.      RIGHTS OF INDENTURE TRUSTEE.

         (a) The Indenture Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in such document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate of the Issuer or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any willful misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

SECTION 6.3.      INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE.

         The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.12 and 6.13.

SECTION 6.4.      INDENTURE TRUSTEE'S DISCLAIMER.

         Neither the Indenture Trustee nor the Eligible Lender Trustee shall be responsible for and neither makes any representation as to the validity or adequacy of this Indenture or the Notes, neither shall be accountable for the Issuer's use of the proceeds from the sale of the Notes, and neither shall be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

SECTION 6.5.      NOTICE OF DEFAULTS.

         If a Default occurs and is continuing and written notice of the existence thereof has been delivered to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail notice of the Default to each Noteholder and the Swap Counterparty within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

SECTION 6.6.      REPORTS BY INDENTURE TRUSTEE TO NOTEHOLDERS.

         The Indenture Trustee shall deliver to each Noteholder (and to each Person who was a Noteholder at any time during the applicable calendar year) such information as may be requested of it to enable such holder to prepare its Federal and state income tax returns.

         Within 60 days after each December 31 beginning with the December 31 following the first issuance of a Series of Notes, the Indenture Trustee shall mail to each Noteholder a brief report as of such December 31 that complies with TIA ss. 313(a) if required by said section. The Indenture Trustee shall also comply with TIA ss. 313(b). If the issuance of any Series of Notes has been registered under the Securities Act of 1933, as amended, a copy of each such report required pursuant to TIA ss.ss. 313(a) or (b) shall, at the time of such transmission to Noteholders, be filed by the Indenture Trustee with the Commission and with each securities exchange, if any, upon which the Notes of such Series are listed, provided that the Issuer has previously notified the Indenture Trustee of such listing.

SECTION 6.7.      COMPENSATION AND INDEMNITY.

         The Issuer shall pay, or cause to be paid, to the Indenture Trustee for its services, a fee equal to the amount agreed to in writing between the Indenture Trustee and the Administrator (the "Indenture Trustee Fee") at the times set forth in the related Transfer and Servicing Agreement and shall or shall cause the Administrator from its own funds to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of Trustee's counsel) incurred or made by it in accordance with any provision of this Indenture or in the performance of its duties hereunder, or in connection with review of the Terms Supplement, amendment or other documentation. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Administrator from its own funds to indemnify the Indenture Trustee, its directors, officers, agents and employees against any and all loss, liability or expense (including reasonable attorneys' fees and expenses) incurred by it in connection with the administration of this Trust and the performance of its duties hereunder and the other Basic Documents. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder and under the other Basic Documents. The Issuer shall or shall cause the Administrator to defend the claim and the Administrator shall not be liable for any separate legal fees and expenses of the Indenture Trustee after it has assumed such defense; provided, however, that, in the event that there may be a conflict between the positions of the Indenture Trustee and the Administrator in conducting the defense of such claim, the Indenture Trustee shall be entitled to separate counsel the reasonable fees and expenses of which shall be paid by the Administrator from its own funds on behalf of the Issuer. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee or its directors, officers, agents and employees to the extent any such loss, liability or expenditure arises out of or results from the Indenture Trustee's own willful misconduct, negligence or bad faith or a breach of the representations, warranties and covenants of the Indenture Trustee.

         The Issuer's payment obligations to the Indenture Trustee pursuant to this Section (including the obligation of the Issuer or Administrator to indemnify the Indenture Trustee) shall survive the discharge of this Indenture or the resignation or removal of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.

SECTION 6.8.      REPLACEMENT OF INDENTURE TRUSTEE.

         No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8. The Indenture Trustee may resign at any time by so notifying the Issuer.
The Issuer shall remove the Indenture Trustee if:

                  (i)   the Indenture Trustee fails to comply with Section 6.12;

                  (ii) an Insolvency Event occurs with respect to the Indenture Trustee;

                  (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                  (iv) The Indenture Trustee otherwise becomes incapable of acting.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Noteholders of a majority in Outstanding Amount of Directing Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.12, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Administrator's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

SECTION 6.9.      SUCCESSOR INDENTURE TRUSTEE BY MERGER.

         If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.12.

         In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

SECTION 6.10.     APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

         (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Indenture Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Indenture Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Indenture Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.12 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Indenture Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of a co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 6.11.     APPOINTMENT OF CUSTODIAN.

         The Issuer acknowledges and agrees that the Indenture Trustee will appoint a custodian for the sole purpose of perfecting the Indenture Trustee's security interest in any Financed HEAL Loans or Financed Private Loans comprising a portion of the Indenture Trust Estates for a series, which custodian will be set forth in the related Terms Supplement. The Indenture Trustee shall not be liable for any negligence by such custodian. Any costs of such custodianship incurred by the Indenture Trustee shall be reimbursed to it by the Issuer or Administrator pursuant to Section 6.7 hereof.

SECTION 6.12.     ELIGIBILITY; DISQUALIFICATION.

     The Indenture Trustee shall at all times satisfy the requirements of TIA
Section 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long term debt rating of Baa3 or better by Moody's or BBB or better by Standard & Poor's. The Indenture Trustee shall at all times meet the eligibility criteria for an "eligible lender" under the terms of the Higher Education Act and HEAL Act. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

SECTION 6.13.     PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER.

     The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

SECTION 7.1. ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS.

         The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date for a Series and (ii) three months after the last Record Date for such Series, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders, of such Series as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

SECTION 7.2.      PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS.

         (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in
Section 7.1 and the name and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

         (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes. Upon receipt by the Indenture Trustee of any request by a Noteholder to receive a copy of the current list of Noteholders (whether or not made pursuant to TIA Section 312(b)), the Indenture Trustee shall promptly notif the Administrator thereof by providing to the Administrator a copy of such request and a copy of the list of Noteholders produced in response thereto.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

         (d) The Indenture Trustee shall furnish to the Noteholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Indenture Trustee under the Basic Documents.

SECTION 7.3.      FISCAL YEAR OF ISSUER.
         Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

SECTION 8.1.      COLLECTION OF MONEY.

         Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it on behalf of the Noteholders pursuant to the Transfer and Servicing Agreement as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default under this Indenture and any right to proceed thereafter as provided in Article V.

SECTION 8.2.      TRUST ACCOUNTS.

         (a) On or prior to the Closing Date of the first Series, the Indenture Trustee shall establish and maintain, in the name of and with the Indenture Trustee, for the benefit of the Noteholders and the Certificateholders, the Trust Accounts as provided in Section 6.1 of the Standard Terms to Transfer and Servicing Agreement, with the exception of the Certificate Distribution Account.

         (b) On or before the Business Day preceding each Payment Date, all Available Funds for the related Class of Notes with respect to the preceding Collection Period will be deposited in the Collection Account as provided in
Section 6.2 of the Standard Terms to Transfer and Servicing Agreement. On or before each Payment Date for each Class of Notes, the appropriate amounts with respect to the preceding Collection Period(s) will be distributed from the Collection Account and any other Trust Account to the Indenture Trustee (or any other Paying Agent) on behalf of the Noteholders as provided in the related Transfer and Servicing Agreement.

         (c) On each Payment Date, the Indenture Trustee (or any other Paying Agent)shall distribute all amounts received by it on behalf of Noteholders of aparticular Class pursuant to paragraph (b) above to such Noteholders in respectof the Notes to the extent of amounts due and unpaid on the Notes of such Class as provided in the related Terms Supplement.

SECTION 8.3.      GENERAL PROVISIONS REGARDING ACCOUNTS.

         (a) So long as no Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in Eligible Investments and reinvested by the Indenture Trustee upon Issuer Order, subject to the provisions of Section 6.1(b) of the Standard Terms to Transfer and Servicing Agreement. All income or other gain from investments of moneys deposited in the Trust Accounts with the exception of the Certificate Distribution Account relating to a particular Series shall be deposited by the Indenture Trustee in the Collection Account, and any loss resulting from such investments shall be charged to such Trust Account.

         (b) Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

         (c) If (i) the Issuer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 10:00 a.m. New York City time (or such other time as may be agreed by the Issuer and Indenture Trustee) on any Business Day; or (ii) a Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2, or, (iii) if such Notes shall have been declared due and payable following an Event of Default, and amounts collected or receivable from the Indenture Trust Estate are being applied in accordance with Section 5.5 as if there had not been such a declaration; the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts (with the exception of the Certificate Distribution Account) in one or more Eligible Investments listed in paragraph (7) of the definition of Eligible Investments, provided that for so long as _____________is the Indenture Trustee, the Indenture Trustee shall invest and reinvest funds as provided above, in the ___________________________.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 9.1.      SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

         (a) Without the consent of any Noteholders or the Counterparties, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act, to the extent this Indenture is qualified under the Trust Indenture Act, as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of each Terms Supplement, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of the Indenture, or to subject to the lien of the Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders of all Notes or of the Notes of any Series, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not materially adversely affect the interests of the Noteholders of any Series;

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI;

                  (vii) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Series of Notes, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

                  (viii) to set forth the terms of, and security for, any Series that has not theretofore been authorized by a Terms Supplement;

                  (ix) to modify or eliminate any of the terms of this Indenture; provided, however, that

                          (A) such supplemental indenture shall expressly provide that any such modifications or eliminations shall not be effective with respect to any Outstanding Note of any Series created prior to the execution of such supplemental indenture; and

                          (B) the Indenture Trustee may, in its discretion, decline to enter into any such supplemental indenture which, in its opinion, would adversely affect its own rights, duties or immunities.

                  (x) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or the Counterparties.

         (c) An amendment or supplemental indenture shall be deemed not to materially and adversely affect any Noteholder if there is delivered to the Indenture Trustee written notification from each Rating Agency to the effect that such amendment or supplement will not cause that Rating Agency to reduce the then-current rating assigned to the Notes.

SECTION 9.2.      SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS.

         The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may with the consent of the Noteholders of not less than a majority of the Outstanding Amount of all the Notes in case Outstanding Notes of all Series are to be affected, or with the consent of the Noteholders of not less than a majority of the Outstanding Amount of the Notes to be affected in case one or more, but less than all, of the Series of Outstanding Notes are to be affected, by Act of such Noteholders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture relating to such Series or of modifying in any manner the rights of the Noteholders of such Series under this Indenture; provided, however, that so long as a Swap Agreement is in effect, no change adversely affecting the rights of the Counterparty may be made without the consent of such Counterparty (so long as such Counterparty is not in default under such Swap Agreement) and provided, further, that no such supplemental indenture shall, without the consent of the Noteholders of each Outstanding Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Indenture Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                  (ii) reduce the percentage of the Outstanding Amount of the Notes of any Series, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (iv) reduce the percentage of the Outstanding Amount of the Notes of any Series required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Indenture Trust Estate pursuant to
         Section 5.4;

                  (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Noteholder of each Outstanding Note affected thereby;

                  (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest;

                  (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Indenture Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of any Note of the security provided by the lien of this Indenture; or

                  (viii) impair the rights provided such Noteholder under the TIA, except as permitted therein.

         It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Noteholders of the Notes of each Series to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.3.      EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

SECTION 9.4.      EFFECT OF SUPPLEMENTAL INDENTURE.

         Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes of each Series affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 9.5.      CONFORMITY WITH TRUST INDENTURE ACT.

         Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect to the extent this Indenture is qualified under the Trust Indenture Act.

SECTION 9.6.      REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

         Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX which relates to the Series of which such Notes are a part may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture which relates to the Series of which such Notes are a part may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes of such Series.

         Notwithstanding anything to the contrary contained in this Article IX, no supplemental indenture may be entered into unless the Rating Agency Condition has been satisfied with respect to such supplemental indenture.

                                    ARTICLE X

                                  MISCELLANEOUS

SECTION 10.1.     COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

         (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer, or the Administrator on behalf of the Issuer, shall furnish to the Indenture Trustee (i) an Officer's Certificate of the Issuer stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that such signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         (b) (i) Other than any property released as contemplated by clause (iii) below, whenever any property or securities are to be released from the lien of this Indenture and the related Terms Supplements, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate of the Issuer certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                         (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate of the Issuer certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (iii) below, or securities released from the lien of this Indenture and the related Terms Supplements since the commencement of the then-current calendar year, as set forth in the certificates required by clause (i) above and this clause (ii), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes Outstanding.

                         (iii) Notwithstanding Section 2.12 or any other provisions of this Section, the Issuer may, without compliance with the requirements of Section 2.12 or the other provisions of this Section,
         (A) collect, liquidate, sell, service, convey, administer, manage or otherwise dispose of Financed Student Loans as and to the extent permitted or required by the Basic Documents, (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents and (C) convey to the Depositor those specified Financed Student Loans as and to the extent permitted or required by and in accordance with Section 2.2 of the Standard Terms to Transfer and Servicing Agreement, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing six months after the first issuance of a Series of Notes, an Officer's Certificate of the Issuer stating that all the dispositions of any portion of the Indenture Trust Estate described in clauses (A), (B) or (C) above that occurred during the immediately preceding six calendar months were applied in accordance with the Basic Documents.

SECTION 10.2.     FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Depositor, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Depositor, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

SECTION 10.3.     ACTS OF NOTEHOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture
 Trustee  deems sufficient.

         (c)       The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Notes shall bind the Noteholder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

SECTION 10.4.   NOTICES, ETC., TO INDENTURE TRUSTEE, ISSUER AND RATING AGENCIES.

         Any request, demand, authorization, direction, notice, consent, filing, waiver or Act of Noteholders or other documents provided or permitted by this Indenture or any of the Basic Documents, shall be in writing and if such request, demand, authorization, direction, notice, consent, filing waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

         (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed, first class, postage prepaid or sent by overnight courier or by facsimile transmission to or with the Indenture Trustee at its Corporate Trust Office, or

         (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, or via overnight courier to the Issuer addressed to: Crestar Student Loan Trust ______, Attention: Corporate Trust Department, [address], [phone] (Tel); [fax #] (Fax); with a copy to the Administrator addressed to: [Crestar Bank], 919 East Main Street, Richmond, Virginia 23219,
Attention: Vice President - Securitizations Manager, 804-343-9400 (Tel); 804-782-7155 (Fax); with a copy to [Crestar Bank], 919 East Main Street, Richmond, Virginia 23219; Attention: Linda Rigsby; Senior Vice President and General Counsel, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

         (c) any Rating Agencies shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, or via overnight courier to such Rating Agency addressed, as applicable, to: Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, 212-908-0500
Tel); 212-480-4438 (Fax), Attention: Asset-Backed Securities Group; Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, 212-553-3884 (Tel); 212-553-0573 (Fax), Attention: Assistant Vice President - Analyst Structured Finance; Standard & Poor's Rating Services, 25 Broadway, New York, New York 10004, 212-208-8000 (Tel); 212-208-0030 (Fax), Attention:
Asset-Backed Surveillance Group; or at any other address previously furnished to the Issuer, Administrator or Indenture Trustee by such Rating Agency.

SECTION 10.5.     NOTICES TO NOTEHOLDERS; WAIVER.

         Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default.

SECTION 10.6.     ALTERNATE PAYMENT AND NOTICE PROVISIONS.

         Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer and the Indenture Trustee may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

SECTION 10.7.     CONFLICT WITH TRUST INDENTURE ACT.

         If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

SECTION 10.8.     EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 10.9.     SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind the successors, co-trustees and agents (excluding any legal representatives or accountants) of the Indenture Trustee.

SECTION 10.10.    SEPARABILITY.

         In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 10.11.    BENEFITS OF INDENTURE.

         Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Indenture Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 10.12.    LEGAL HOLIDAYS.

         In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

SECTION 10.13.    GOVERNING LAW.

         This Indenture, each Terms Supplement and the Notes shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

SECTION 10.14.    COUNTERPARTS.

         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 10.15.    RECORDING OF INDENTURE.

         If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Issuer or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

SECTION 10.16.    TRUST OBLIGATIONS.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Eligible Lender Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Eligible Lender Trustee in its individual capacity or (ii) any partner, owner, beneficiary, custodian, officer, director, employee or agent of the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer, the Eligible Lender Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Eligible Lender Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Eligible Lender Trustee shall be subject to, and entitled to the benefit of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Eligible Lender Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against the Delaware Trustee, in its individual capacity or as Delaware Trustee, or any officer, director, employee, agent, owner, or interestholder of the Delaware Trustee or of any successor or assign of the Delaware Trustee.

SECTION 10.17.    NO PETITION.

         The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that prior to the date which is one year and a day after to the termination of this Indenture, they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

SECTION 10.18.    INSPECTION.

         The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested; provided, however, that the Indenture Trustee may only cause the books of the Issuer to be audited on an annual basis, unless there occurs an Event of Default hereunder. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine with advice of counsel and after consultation with the Issuer and Administrator that such disclosure is consistent with its obligations hereunder.

         Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known through no fault of the Indenture Trustee, (ii) disclosure of any and all information (which makes reference to the Issuer, the Administrator or the Crestar Student Loan Trust ______ transaction) obtained by the Indenture Trustee from sources (other than the Issuer, Eligible Lender Trustee, the Administrator or the Master Servicer) that have not notified the Indenture Trustee that such information is subject to a confidentiality obligation with the Issuer, the Eligible Lender Trustee, the Administrator or the Master Servicer (iii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any aspects of the Indenture Trustee's business or that of its affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Indenture Trustee or an affiliate or an officer, director or employee thereof is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated herein approved in advance by the Issuer or (E) to any affiliate, independent or internal auditor, agent, employee or attorney of the Indenture Trustee having a need to know the same, provided that the Indenture Trustee advises such recipient of the confidential nature of the information being disclosed or (iv) any other disclosure authorized by the Issuer.

SECTION 10.19.    USURY.

         The amount of interest payable or paid on any Note under the terms of this Indenture shall be limited to an amount which shall not exceed the maximum non usurious rate of interest allowed by the applicable laws of the United States or the lesser of New York or Ohio, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). If any payment of interest on any Note exceeds the Highest Lawful Rate, the Issuer stipulates that such excess amount will be deemed to have been paid as a result of an error on the part of the Issuer, and the Noteholder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess and, at the option of the Indenture Trustee, apply the excess to the payment of principal of such Note, if any, remaining unpaid.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                                              CRESTAR STUDENT LOAN TRUST ______


                                              By: ________________
                                              not in its individual capacity
                                              but solely as Eligible Lender
                                              Trustee



                                              By:_______________________________
                                              Name:  _______________
                                              Title: _______________


                                               ___________________,
                                               not in its individual capacity
                                               but solely as Indenture Trustee,



                                              By:_______________________________
                                               Name:
                                               Title:

COMMONWEALTH OF VIRGINIA,  )
                           ) ss.:
CITY OF RICHMOND,          )

         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared ______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said _____________ of _________________________, not in its individual capacity but solely as Eligible Lender Trustee of CRESTAR STUDENT LOAN TRUST _______, a Delaware trust, and that he executed the same as the act of said trust for the purpose and consideration therein expressed, and in the capacities therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of ___________, 199__.


                                                ________________________________
                                                   Notary Public in and for
                                                   the Commonwealth of Virginia

[SEAL]

My commission expires:

______________________

STATE OF NEW YORK,           )
                             ) ss.:
COUNTY OF NEW YORK           )

         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared ______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said _________________, a [state] [banking corporation], and that she executed the same as the act of said trust for the purpose and consideration therein expressed, and in the capacities therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of ___________, 199__.



                                              __________________________________
                                              Notary Public in and for
                                              the Commonwealth of Virginia

[SEAL]

My commission expires:

______________________